U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): January 4, 2007

                           5G WIRELESS COMMUNICATIONS, INC.
                   (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-30448                20-0420885
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                     Identification No.)

             4136 Del Rey Avenue, Marina del Rey, California         90292
                 (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022




            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by 5G Wireless Communications, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements.
Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01 OTHER EVENTS

     On November 3, 2006, the Company was served with a Notice of Motion for Summary Judgment in Lieu of Complaint filed by Longview Fund, L.P., Longview Equity Fund, L.P., and Longview International Equity Fund, L.P. ("Longview Funds"). In this Motion, filed in New York State Supreme Court on November 2, 2006, the Longview Funds alleged that the Company has failed to make payments of interest due on a series of notes issued by the Company, and failed to make payments of interest due on these notes. The Longview Funds ask the court to enter judgment in their favor in the total amount of $2,644,987 allegedly due under the notes, plus accrued interest.

     On January 4, 2007, the New York State Supreme Court denied
Longview Funds Motion for Summary Judgment in Lieu of Complaint.

     After their motion for summary judgment was defeated, the Longview Funds were ordered by the Court to file a regular complaint, which the Company's counsel received on January 22, 2007. The
Company believes that it has meritorious defenses and counterclaims to the claims asserted by the Longview Funds in the complaint.


                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: January 26, 2007                By: /s/ Jerry Dix
                                       Jerry Dix
                                       Chief Executive Officer